Exhibit 10.41.2


Schedule identifying substantially identical agreements by PanAmSat Corporation ("PanAmSat") in favor of each of the following persons, to the form of Indemnity Agreement constituting Exhibit 10.41 to PanAmSat International Systems, Inc.'s Quarterly Report on Form 10-Q for the period ended September 30, 1996.
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                                      Name
                                      ----

                                Charles H. Noski
                              Frederick A. Landman
                              Patrick J. Costello
                               Steven D. Dorfman
                                John J. Higgins
                                Ted G. Westerman
                              Dennis F. Hightower
                                 James M. Hoak
                             Joseph R. Wright, Jr.
                                Michael T. Smith
                               Lourdes Saralegui
                                 Carl A. Brown
                               Kenneth N. Heintz
                               Robert a. Bednarek
                               James W. Cuminale
                                David P. Berman
                               Roxanne S. Austin